SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



             Date of Report                         August 12, 2004
            (Date of earliest event reported)       August 12, 2004


                           First Banking Center, Inc.
             (Exact name of Registrant as specified in its charter)


                                    Wisconsin
                 (State or other jurisdiction of incorporation)


               000-11132                       39-1391327
     (Commission File Number)    (I.R.S. Employer Identification Number)



       400 Milwaukee Ave., Burlington, Wisconsin               53105
        (Address of principal executive offices)             (Zip Code)



                                 (262) 763-3581
               (Registrant's telephone number,including area code)

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Item 5. Other Events

          On August 12, 2004, First Banking Center, Inc. ("First Banking Center") issued a press release announcing that First Banking Center's board of directors has unanimously approved a reverse 1-for-2000 split of First Banking Center's common stock to be followed immediately by a forward 2000-for-1 split (the "Split Transaction"). If First Banking Center's shareholders approve the proposed amendments to First Banking Center's articles of incorporation and the Split Transaction is implemented, First Banking Center anticipates having fewer than 300 shareholders of record, which would enable First Banking Center to voluntarily terminate the registration of its common stock under the Securities Exchange Act of 1934. A copy of the press release issued by First Banking Center is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (a) Financial Statements of Business Acquired.

                None.

        (b) Pro Forma Financial Information.

                None.

        (c)     Exhibits.

                99.1 Press release, dated August 12, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FIRST BANKING CENTER, INC.

Dated: August 12, 2004                     By: /s/ Brantly Chappell
                                           Brantly Chappell
                                           President and Chief Executive Officer